SUPPLEMENT DATED MAY 21, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS

The Manager

Effective June 2, 2009, Mariateresa Monaco, whose biographical information appears below, will begin serving as the lead portfolio manager for the 10-40% of the assets to which Principal Management Corporation (“Principal”) will provide investment advisory services. As described in the “Management of the Fund, The Manager” section in the prospectus, Ms. Monaco will function as a co-employee of Principal and Principal Global Investors, LLC (“PGI”).

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.